UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant     X
Filed by a party other than the Registrant _____

Check the appropriate box:

            Preliminary Proxy Statement
            Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
                Definitive Proxy Statement
 X        Definitive Additional Materials
            Soliciting Material Pursuant to §240.14a-12

CRESTED CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  X           No fee required.
                Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)      Title of each class of securities to which transaction applies:
2)      Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)      Proposed maximum aggregate value of transaction:
5)      Total fee paid:

___  Fee paid previously with preliminary materials.

___  Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount Previously Paid:
2)     Form, Schedule or Registration Statement No.:
3)     Filing Party:
4)     Date Filed:

SEC 1913 (11-01)    Persons who are to respond to the collection of information contained in this form are not required to respond unless the form desplays a currently valid OMB control number.

        Crested Corp.    877 North 8th West, Riverton, WY  82501  USA      Ph: (307) 856-9271   Fx: (307) 857-3050

IMPORTANT SPECIAL MEETING
YOUR VOTE IS IMPORTANT

November 9, 2007

Dear Fellow Shareholder:

We have previously mailed to you proxy materials in connection with the Special Meeting of Shareholders of Crested Corp. to be held on November 26, 2007.  Your vote is important regardless of the number of shares you own.  Please vote today by signing, dating and mailing the enclosed duplicate proxy card in the postage-paid envelope provided.

As described in detail in the proxy statement/prospectus recently mailed to you, the boards of directors of Crested Corp. and U.S. Energy Corp. have approved a merger of Crested with and into USE.  If the merger is completed, Crested shareholders (other than USE) will receive 1 share of USE’s common stock (par value $0.01 per share) for each 2 shares of Crested’s common stock (par value $0.001 per share), for a total of 2,876,188 shares of USE common stock. USE will receive no shares in the merger.  Please review the proxy statement/prospectus recently sent to you carefully and its entirety before making your voting decision.

At the Crested special meeting, shareholders are being asked to consider and vote upon a proposal to adopt the merger agreement and the transactions contemplated by the merger agreement.  In order to complete the merger, Crested shareholders holding a majority of the outstanding Crested shares, excluding the Crested shares owned by USE, by its subsidiaries, and by its officers and directors, must adopt the merger agreement and the transactions contemplated thereby. Accordingly, every vote is important.  Failure to vote your shares is equivalent to a vote against the merger.

The Crested board of directors unanimously recommended that Crested shareholders vote “FOR” the adoption of the merger agreement. The two Crested shares for one USE share exchange ratio was negotiated between special committees of independent directors of the boards of Crested and USE, and approved by the full boards of directors of both companies.

You are urged to vote your shares today without delay to ensure your vote is received well before the meeting date.  Again, please sign, date and mail the enclosed proxy card in the postage-paid return envelope provided. Please act today to vote your shares and participate in the future of your company.

On behalf of your board of directors, thank you for your cooperation and continued support.

Sincerely,

/s/  Harold F. Herron

Harold F. Herron
President and Director

Please Act Today

YOUR VOTE IS IMPORTANT

Please help your Company save additional solicitation costs by signing, dating and mailing your proxy card today.  If you have any questions, need assistance voting your shares, or have misplaced or lost your proxy card, please call D. F. King & Co., Inc., which is assisting us, toll-free at 1-800-769-7666.

Crested Corp.    877 North 8th West, Riverton, WY  82501  USA      Ph: (307) 856-9271   Fx: (307) 857-3050

IMPORTANT SPECIAL MEETING
YOUR VOTE IS IMPORTANT

November 9, 2007
Dear Fellow Shareholder:

We have previously mailed to you proxy materials in connection with the Special Meeting of Shareholders of Crested Corp. to be held on November 26, 2007.  Your vote is important regardless of the number of shares you own.  Please provide your voting instructions today by telephone, via the Internet or please sign, date and mail your proxy in the postage-paid envelope provided.

As described in detail in the proxy statement/prospectus recently mailed to you, the boards of directors of Crested Corp. and U.S. Energy Corp. have approved a merger of Crested with and into USE.  If the merger is completed, Crested shareholders (other than USE) will receive 1 share of USE’s common stock (par value $0.01 per share) for each 2 shares of Crested’s common stock (par value $0.001 per share), for a total of 2,876,188 shares of USE common stock. USE will receive no shares in the merger.  Please review the proxy statement/prospectus recently sent to you carefully and its entirety before making your voting decision.

At the Crested special meeting, shareholders are being asked to consider and vote upon a proposal to adopt the merger agreement and the transactions contemplated by the merger agreement.  In order to complete the merger, Crested shareholders holding a majority of the outstanding Crested shares, excluding the Crested shares owned by USE, by its subsidiaries, and by its officers and directors, must adopt the merger agreement and the transactions contemplated thereby. Accordingly, every vote is important.  Failure to vote your shares is equivalent to a vote against the merger.

The Crested board of directors unanimously recommended that Crested shareholders vote “FOR” the adoption of the merger agreement. The two Crested shares for one USE share exchange ratio was negotiated between special committees of independent directors of the boards of Crested and USE, and approved by the full boards of directors of both companies.

You are urged to vote your shares today without delay to ensure your vote is received well before the meeting date.  Please submit your vote in this important matter by voting – by telephone, via the Internet, or by signing, dating and returning the enclosed voting instruction form in the postage-paid return envelope provided. Please act today to vote your shares and participate in the future of your company.

On behalf of your board of directors, thank you for your cooperation and continued support.

Sincerely,

/s/  Harold F. Herron

Harold F. Herron
President and Director

3 Easy Ways To Vote

Help your Company avoid the expense of further solicitation by voting today. You may use one of the following simple methods to vote your shares:

1.	Vote by Telephone. Call the toll-free number listed for this purpose on your voting instruction form. Have your control number listed on the form ready and follow the simple instructions.

2.	Vote by Internet. Go to the website listed on your voting instruction form. Have your control number listed on the form ready and follow the simple instructions.

3.	Vote by Mail. Mark, sign, date and return your voting instruction form in the postage-paid return envelope provided.

Please Act Today

YOUR VOTE IS IMPORTANT

Please help your Company save additional solicitation costs by signing, dating and mailing your voting instruction form today.  Internet and telephone voting are also available.  Please refer to your voting instruction form for instructions.  Your bank or broker cannot vote your shares on the proposal unless it receives your specific instructions. Please return your voting instruction form immediately, or vote by telephone or the Internet.  If you have any questions or need assistance voting your shares, please call D. F. King & Co., Inc., which is assisting us, toll-free at 1-800-769-7666.